UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	April 28, 2008
(Date of earliest event reported):	April 28, 2008

Commission File No. 0-10587

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.04: Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

As a result of the merger of the Fulton Financial Corporation Affiliates 401(k) Savings Plan (the “Savings Plan”) with and into the Fulton Financial Corporation 401(k) Retirement Plan (“Retirement Plan”), beginning May 13, 2008 through May 21, 2008, participants in the Savings Plan and Retirement Plan will have a blackout period during which they will be temporarily suspended from buying and/or selling common stock of Fulton Financial Corporation held in the Fulton Financial Stock Fund. Inquiries regarding this transaction and the trading suspension should be directed to: Senior Vice President Lou Yoka, Fulton Financial Corporation, One Penn Square, Lancaster, PA 17602, 717-291-2411.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2008	FULTON FINANCIAL CORPORATION By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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